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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH VARIABLE WHOLE LIFE
                         ENTERPRISE EXECUTIVE ADVANTAGE
                         ZENITH SURVIVORSHIP LIFE 2002

                                   SUPPLEMENT
                            DATED NOVEMBER 18, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This supplement makes the following changes to the prospectuses of the variable life insurance policies identified above.

1. The definition of POLICY DATE in the GLOSSARY of each of the prospectuses is modified to read as follows:

     POLICY DATE.   If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.

2. The following paragraph, which appears in each of the prospectuses under the heading AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY is modified to read as follows:

     PREMIUM ON DELIVERY.   If you pay the initial premium on delivery of the
Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you. The Investment Start Date is the date on which your initial premium payment is received at a NELICO agency or at our Administrative Office, whichever is earlier. Monthly Deductions and insurance coverage both begin on the Policy Date.

VL-185-02